Filed pursuant to Rule 497(e)

File No. 333-167730

CORPORATE CAPITAL TRUST, INC.

Supplement dated October 6, 2011

To

Prospectus dated April 4, 2011

This supplement contains information that supplements and amends certain information contained in the accompanying prospectus of Corporate Capital Trust, Inc. dated April 4, 2011, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling (866) 650-0650. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

This supplement amends the indicated sections of the Prospectus as follows:

Discussion of Expected Operating Results

The “Discussion of Expected Operating Results” section of the Prospectus is amended by inserting a new subsection, immediately after the existing subsection captioned “Financial Condition, Liquidity and Capital Resources” and immediately before the existing subsection captioned “Critical Accounting Policies,” as follows:

Status of Our Ongoing Public Offering

As of October 6, 2011, Corporate Capital Trust, Inc. has raised in excess of $20 million in gross offering proceeds.

Suitability Standards

The “Suitability Standards” section of the Prospectus is amended by replacing the subsection entitled “California” in its entirety with the following:

California—A California investor’s total investment in us shall not exceed 10% of his or her net worth.